EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in this Registration Statement of R.J. Reynolds Tobacco Holdings, Inc. ("RJRTH") on Form S-8 of our report dated May 19, 1999 appearing in the Information Statement contained in RJRTH's registration statement on Form 8-A dated May 19, 1999 as Exhibit 99.1.


DELOITTE & TOUCHE LLP
New York, New York

June 10, 1999



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